Exhibit 10.25.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 2 to Capacity Purchase Agreement (this “Amendment”) is dated as of the 2nd day of September, 2016 and to be effective as of the Amendment Effective Date (as hereinafter defined), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airline Inc., an Indiana corporation (together with its successors and permitted assigns, “Contractor;” Contractor and American may each be referred to in this Amendment as a “Party” and collectively as the “Parties”).

WHEREAS, on January 23, 2013, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide Regional Airline Services (as defined in the Capacity Purchase Agreement) utilizing certain aircraft on behalf of American;

WHEREAS, [***];

WHEREAS, US Airways, Inc. and Contractor entered into that certain Republic Jet Service Agreement, dated as of September 2, 2005 (as amended, supplemented or otherwise modified from time to time prior to the Amendment Effective Date, and together with all side letters and other instruments, agreements, documents and writings executed in connection therewith, the “US Air JSA”) pursuant to which Contractor agreed to provide regional airline services upon the terms and conditions set forth therein;

WHEREAS, as of December 30, 2015, US Airways, Inc. was merged with and into and became part of American;

WHEREAS, the Capacity Purchase Agreement, as amended by this Amendment, shall govern the provision of Regional Airline Services by Contractor and American from and after the Amendment Effective Date;

WHEREAS, the Parties desire to amend the Capacity Purchase Agreement [***];

WHEREAS, [***];

WHEREAS, the Parties have agreed to [***];

WHEREAS, this Amendment is being executed following approval by the United States Bankruptcy Court for the Southern District of New York in connection with currently pending chapter 11 cases (the “Chapter 11 Cases”) relating to Contractor and Holdings and in accordance with the terms and conditions specified in a Letter Agreement previously executed by the Parties dated as of September 2, 2016 (the “Letter Agreement”) and this Amendment shall become effective on the first calendar day of the first calendar month immediately following the date upon which the terms and conditions set forth in such Letter Agreement are satisfied (such date is the “Amendment Effective Date”);

WHEREAS, it is in the best interests of the Parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Capacity Purchase Agreement:

I.	Amendments to Capacity Purchase Agreement.

1.	The introductory paragraph of Section 2.01 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

2.01 Capacity Purchase. Subject to the terms and conditions hereof, American shall purchase during the Term hereof all of the capacity of each Covered Aircraft and Contractor shall provide all of the capacity of each Covered Aircraft, during the Term hereof in accordance with the terms and conditions hereof and Contractor shall use the Covered Aircraft, solely for, or as directed by, American in connection with Regional Airline Services all in accordance with the terms and conditions hereof and, without limiting the foregoing, in accordance with the following:

2.	Section 3.01(a) of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a) Implementation Date. The date any aircraft described on Schedule 1 hereof commences providing Regional Airline Services shall be deemed the date such aircraft becomes a “Covered Aircraft” hereunder, which also shall be the implementation date of such Covered Aircraft (the

“Implementation Date”). The Parties hereto agree that Schedule 1 hereto may be amended or updated from time to time as set forth in this Agreement, [***].

3.	Section 3.01(b) of the Capacity Purchase Agreement shall be and it hereby is hereby amended by adding a new sentence to the end thereof to read as follows:

[***]

4.	Section 3.02 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

5.	Article III of the Capacity Purchase Agreement is hereby amended by adding a new Section 3.06 to the end thereof to read as follows:

[***]

6.	The third sentence of Section 4.02 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

All Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements applicable to the Regional Airline Services [***].

7.	Section 4.03(e)(ii)(A) of the Capacity Purchase Agreement shall be intentionally deleted.

8.	Section 4.05 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

9.	Article IV of the Capacity Purchase Agreement is hereby amended by adding a new Section 4.07 to the end thereof to read as follows:

[***]

10.	Article IV of the Capacity Purchase Agreement is hereby amended by adding a new Section 4.08 to the end thereof to read as follows:

[***]

11.	Article IV of the Capacity Purchase Agreement is hereby amended by adding a new Section 4.09 to the end thereof to read as follows:

[***]

12.	Section 6.03 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

13.	Section 6.04 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

14.	Section 6.06 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

15.	Section 6.08 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

16.	Article VI of the Capacity Purchase Agreement is hereby amended by adding a new Section 6.09 to the end thereof to read as follows:

[***]

17.	Article VI of the Capacity Purchase Agreement is hereby amended by adding a new Section 6.10 to the end thereof to read as follows:

6.10 Slots.

(a) Slots Generally. Contractor or an Affiliate of Contractor (A) is the holder of [***] take-off and landing slots at [***] and (B) has been granted [***].

18.	Section 11.01 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

11.01 Term. This Agreement shall be effective as of the Effective Date and (unless earlier terminated as provided herein) shall continue until [***] (the “Term”); provided that with respect to each Covered Aircraft, each Covered Aircraft’s term shall commence on [***] and, [***] shall continue until the specified dates set forth on Schedule 1 under the heading “Aircraft Term” as such Aircraft Term may be extended as provided herein (each an “Aircraft Term”). [***].

19.	The first sentence of Section 11.02 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

This Agreement may be terminated or certain Covered Aircraft may be Withdrawn during the Term hereof pursuant to this Section 11.02.

20.	Section 11.02(d)(iii) of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

21.	Section 11.02(d)(iv) of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

22.	Section 13.01 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

13.01 Notices. All Notices, Consents, or amendments under this Agreement shall be in writing in English and shall be deemed given to American or Contractor, as the case may be, upon (a) confirmation of receipt of a delivery in person; (b) a transmitter’s confirmation of a receipt of a facsimile or e mail transmission (but only if followed by confirmed delivery the following Business Day (i) by a nationally recognized overnight courier or (ii) by hand); or (c) confirmed delivery by a nationally recognized overnight courier, to the Parties at the addresses below:

If to American, to:

American Airlines, Inc.

4333 Amon Carter Blvd.

Fort Worth, TX 76155

Attn: Director of Regional Networks

Attn: Managing Director, Strategic and Operations Planning, Regional Carriers

[***]

with a copy to:

American Airlines, Inc.

4333 Amon Carter Blvd.

Mail Drop 5675

Fort Worth, TX 76155

Attn: VP and Deputy General Counsel

[***]

If to Contractor, to:

Republic Airline Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer

[***]

with a copy to:

Republic Airline Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Vice President, General Counsel

[***]

And if to American pursuant to Section 13.06(b), a copy of such Notice shall also be provided to:

American Airlines, Inc.

4333 Amon Carter Blvd.

Mail Drop 5675

Fort Worth, TX 76155

Attn: Vice President, Corporate Communications

[***]

or, in each case, to such other address as a Party may have furnished to the other Party by a Notice in accordance with this Section 13.01.

Where in this Agreement the words “request,” “directed,” “inform,” “furnish” or “approved” or similar phrases, expressions or derivatives thereof are used rather than the terms Notice or Consent, such instruction to receive such communication shall be sufficient if done by email (and not in a second writing) (each a “Communication”) so long as it is provided (i) in accordance with past practices or, if there are no past practices, in accordance with customary industry practices; (ii) the Person providing the Communication reasonably believes that the Person receiving such Communication is authorized to receive such Communication; and (iii) the Person receiving such Communication reasonably believes the Person providing such Communication has the apparent or actual authority to undertake the action in question.

23.	Section 13.07(b) of the Capacity Purchase Agreement shall be and it hereby is intentionally deleted.

24.	Section 13.08(a) of the Capacity Purchase Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

[***]

25.	The first sentence of Section 13.23 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Except (a) for the covenants and agreements in Article X, Article XII, Sections 13.01, 13.06, 13.08 and 13.20, and Exhibit D, and (b) as set forth in the following sentence, all representations, warranties, covenants and agreements of the Parties set forth herein shall terminate and expire, and shall cease to be in full force and effect following the Term.

26.	Schedule 1 of the Capacity Purchase Agreement (Covered Aircraft) shall be replaced in its entirety with Schedule 1 attached hereto.

27.	The Capacity Purchase Agreement is amended by adding a new Schedule 1(a) as attached hereto.

28.	Schedule 2 of the Capacity Purchase Agreement (American Gates and Facilities) shall be replaced in its entirety with Schedule 2 attached hereto.

29.	Schedule 3 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 3 attached hereto.

30.	Section I(F) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

31.	Section I(G) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

32.	Section I(H) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

33.	Section I(I) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

34.	Section I(J) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

35.	Section I(K) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be intentionally deleted.

36.	Section I(S) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

37.	Section I(T) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

38.	Section I(U) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

39.	The last full paragraph of Section I of Schedule 4 is hereby amended by replacing the references to “Section 13.01” in such paragraph to “Section 12.01.”

40.	Schedule 4 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Section II(Q) to the end thereof to read as follows:

[***]

41.	Schedule 4 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Section II(R) to the end thereof to read as follows:

[***]

42.	Section III(K) of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

43.	Schedule 4 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Section III(S) to the end thereof to read as follows:

[***]

44.	Section IV of Schedule 4 of the Capacity Purchase Agreement ([***]) shall be and it hereby is amended and restated in its entirety to read as follows:

[***]

45.	Schedule 4 of the Capacity Purchase Agreement ([***]) is hereby amended by adding a new Annex I as attached hereto.

46.	Schedule 5 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 5 attached hereto.

47.	Schedule 7 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 7 attached hereto.

48.	Schedule 9 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 9 attached hereto.

49.	Schedule 10 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 10 attached hereto.

50.	Schedule 11 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 11 attached hereto.

51.	Schedule 12 of the Capacity Purchase Agreement ([***]) shall be replaced in its entirety with Schedule 12 attached hereto.

52.	The Capacity Purchase Agreement is amended by adding a new Schedule 14 ([***]) as attached hereto.

53.	The Capacity Purchase Agreement is amended by adding a new Schedule 15 ([***]) as attached hereto.

54.	The following definitions in Exhibit A of the Capacity Purchase Agreement (Definitions) shall be and they hereby are amended and restated in their entirety to read as follows:

“Affiliate” shall mean [***]

“Alternative Hubs” shall mean [***].

“American Data” shall mean all data or information, in any form or format, including [***], but excluding any data or information that is [***]. American Data includes [***]

“American Indemnified Parties” (and individually, each an “American Indemnified Party”) shall mean [***].

“American Systems” (and individually, each an “American System”) shall mean information systems, including [***].

[***]

“Hub” shall mean the airport at which the Covered Aircraft are based, which shall initially be [***], or an Alternative Hub if established as a Hub pursuant to Section 2.01(b).

“Marks” shall mean any trademark, trade name, trade dress, service mark, logo, domain name, or other indicia of ownership owned or used by [***].

55.	Exhibit A of the Capacity Purchase Agreement (Definitions) is hereby amended by adding the following new definitions in the appropriate alphabetical order:

[***]

“Appropriate Aircraft Condition” shall mean, [***].

[***]

[***]

[***]

“Covered Aircraft” shall mean, [***].

[***]

[***]

[***]

[***]

“EAS Program” shall mean an Essential Air Service program administered by the DOT.

[***]

[***]

[***]

[***]

[***]

“Lien” shall mean any mortgage, pledge, security interest, license, lien (statutory or otherwise), charge, encumbrance, hypothecation, or other arrangement having the practical effect of the foregoing or any assignment, deposit arrangement, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

[***]

[***]

“Minimum Equipment List” shall mean a list which provides, [***].

“Nonessential Equipment and Furnishings List” shall mean a list which provides, [***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Related Agreement” shall mean [***].

[***]

[***]

[***]

[***]

56.

Exhibit A of the Capacity Purchase Agreement (Definitions) is hereby amended by deleting the definitions of the following terms from such Exhibit: “AADAMS,” “Air Time,” “AMR,” “Taxi Fuel Burn,” and “Term.”

57.	The defined term “Initial Term” as used throughout the Capacity Purchase Agreement shall be replaced throughout with the term “Aircraft Term.”

58.	[***]

59.	Exhibit B of the Capacity Purchase Agreement (Standards of Service) is hereby amended by adding a new Section VI at the end thereof to read as follows:

[***]

60.	Exhibit B of the Capacity Purchase Agreement (Standards of Service) is hereby amended by adding a new Schedule 1 and Schedule 2 as attached hereto.

61.	Exhibit D of the Capacity Purchase Agreement (American’s Security Policies and Procedures) shall be replaced in its entirety with Exhibit D attached hereto.

62.	The Capacity Purchase Agreement is amended by adding a new Exhibit F (Crew Forecast Template) as attached hereto.

II.	Effectiveness and Waiver. Contractor and American hereby acknowledge and agree that:

1.

The Parties hereto recognize that the Amendment Effective Date is subject to the satisfaction of certain conditions as set forth in the Letter Agreement, including the entry of an Approval Order (as defined in the Letter Agreement) in the Chapter 11 Cases.

2.	[***]

3.	[***]

4.	[***]

III.	Representations and Warranties. To induce American to enter into this Amendment, Contractor hereby represents and warrants to the American as follows:

1.

After giving effect to the amendments herein, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the date hereof.

2.

Neither the execution or delivery of this Amendment nor the performance by Contractor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract or obligation to which Contractor is a party; (ii) result in the creation or imposition of Liens in favor of any third person or entity; (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority; (iv) constitute any event which, after Notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of Liens; or (v) [***].

3.	[***]

4.	[***]

5.	[***]

6.

Contractor is in compliance, in all material respects, with all laws, rules, requirements and regulations of Governmental Authorities, any orders issued by the FAA, DOT or any other Governmental Authority [***].

7.	[***]

8.	[***]

9.	[***]

10.	[***]

IV. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (excluding New York conflict of laws principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.

V. Jurisdiction; Venue; Waiver of Jury Trial. Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and, if such court does not have jurisdiction, of the courts of the State of New York sitting in the City of New York for the purposes of any suit, action or other proceeding arising out of this Amendment or the subject matter hereof brought by the other Party. To the extent permitted by applicable laws, rules or regulations of a Governmental Authority, each Party waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (a) that it is not subject to the jurisdiction of the above-named courts; (b) that the suit, action or proceeding is brought in an inconvenient forum; or (c) that the venue of the suit, action or proceeding is improper. Each Party further waives any right to a trial by jury.

VI. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature or portable document format (pdf).

VII. Amendment. Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor. Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor under the Capacity Purchase Agreement. Additionally, with respect to Regional Airline Services provided by Contractor after the date hereof, the US Air JSA shall have no further force and effect. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the date first set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Kenji Hashimoto
Name: Kenji Hashimoto
Title: Senior Vice President, Regional Carriers

REPUBLIC AIRLINE INC.

By:	/s/ Bryan K. Bedford
Name: Bryan K. Bedford
Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to Capacity Purchase Agreement

SCHEDULE 1

[***]

Schedule 1 - Page 1

SCHEDULE 1(a)

[***]

Schedule 1 - Page 1

SCHEDULE 2

[***]

Schedule 2 - Page 1

SCHEDULE 3

[***]

Schedule 3	Page 1

ANNEX I TO SCHEDULE 4

[***]

Schedule 4 - Annex 1

SCHEDULE 5

[***]

Schedule 5 - Page 1

SCHEDULE 7

[***]

Schedule 7 - Page 1

SCHEDULE 9

[***]

Schedule 9 - Page 1

SCHEDULE 10

[***]

Schedule 10 - Page 1

SCHEDULE 11

[***]

Schedule 11 - Page 1

SCHEDULE 12

[***]

Schedule 12 - Page 1

SCHEDULE 14

[***]

Schedule 14 - Page 1

SCHEDULE 15

[***]

Schedule 15 - Page 1

SCHEDULE 1 TO EXHIBIT B

[***]

Exhibit B - Schedule 1

SCHEDULE 2 TO EXHIBIT B

[***]

Exhibit B - Schedule 2

EXHIBIT D

[***]

Exhibit D - Page 1

EXHIBIT F

[***]

Exhibit F - Page 1